                                                           SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks to achieve a high rate of total return

KEMPER-DREMAN HIGH
RETURN EQUITY FUND

             "... The difficult part of being a value investor is
                that you sometimes get in on stocks TOO early.
                     But the rewards are often worth the
                       pain if you can be patient. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF
INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
21
SHAREHOLDERS' MEETING

At A GLANCE
-------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN
EQUITY FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                                          8.77%
CLASS B                                          8.27%
CLASS C                                          8.31%
LIPPER EQUITY INCOME FUNDS CATEGORY AVERAGE*    11.02%
-------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. RETURNS, RANKINGS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   5/31/98   11/30/97
-------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS A             $34.44     $33.52
-------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS B             $34.27     $33.37
-------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS C             $34.29     $33.38
-------------------------------------------------------------------------------

KEMPER-DREMAN HIGH RETURN
EQUITY FUND RANKINGS AS OF 5/31/98
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
EQUITY INCOME FUNDS CATEGORY*

                     CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------
        1-YEAR       #112 of     #137 of     #136 of
                    202 funds      202      202 funds
-------------------------------------------------------------------------------
        3-YEAR        #2 of        N/A         N/A
                    132 funds
-------------------------------------------------------------------------------
        5-YEAR        #1 of        N/A         N/A
                    69 funds
-------------------------------------------------------------------------------
       10-YEAR        #1 of        N/A         N/A
                    37 funds
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

DURING THE SIX-MONTHS, KEMPER-DREMAN
HIGH RETURN EQUITY FUND MADE THE FOLLOWING
DISTRIBUTIONS PER SHARE:

                         CLASS    CLASS    CLASS
                           A        B        C
-------------------------------------------------------------------------------
    INCOME DIVIDEND      $.4025   $.2552   $.2585
-------------------------------------------------------------------------------
    SHORT-TERM
    CAPITAL GAIN         $.5500   $.5500   $.5500
-------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN         $.9500   $.9500   $.9500
-------------------------------------------------------------------------------

TERMS TO KNOW


YOUR FUND'S STYLE

-------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
-------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of May 31, 1998.) The Equity Funds Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CONTRARIAN INVESTING Investing in stocks that are out of favor due to negative investor sentiment. The contrarian investor seeks to buy the stocks of companies selling below their intrinsic worth, with the belief that the market will come to appreciate their true value over time, leading to higher stock prices.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C., INC. AND PORTFOLIO MANAGER OF KEMPER- DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 30 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, MANITOBA, CANADA. DREMAN IS ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING AND IS A REGULAR COLUMNIST IN FORBES.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. tHE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER-DREMAN HIGH RETURN EQUITY FUND GAINED 8.77 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) DURING THE FIRST SIX MONTHS OF THE FISCAL YEAR, YET LAGGED THE STANDARD & POOR'S 500 INDEX'S POWERFUL 15.07 PERCENT ADVANCE. BELOW, PORTFOLIO MANAGER DAVID DREMAN DISCUSSES THE MARKET'S BEHAVIOR, THE PERFORMANCE OF THE FUND, AND WHAT IT MEANS TO BE A CONTRARIAN INVESTOR.

Q     THE STOCK MARKET RALLIED FROM NOVEMBER THROUGH THE END OF MAY, GAINING
15.07 PERCENT FOR THE PERIOD AS MEASURED BY THE S&P 500. WHAT FUELED THE MARKET'S ADVANCE, AND WHY DID THE FUND TRAIL SO SIGNIFICANTLY?

A     As you may recall, last October the market was spooked by the turbulence in Asian economies and the effect it might have on the profit outlooks of U.S. companies. The strong performance of the S&P 500 embodies what has happened since then: earnings announcements continued to be strong, and investors became confident that the problems in Asia wouldn't have a significant effect. But in May, additional concerns about the yen triggered more turbulence, and the market retraced a portion of its previous advance. Only the largest growth companies held onto their gains, a fact that can be seen in the S&P 500. Overall, it was up 15 percent. But if you take out the 50 best performing companies, its gain drops to 10 percent. So 10 percent of the companies in the Index accounted for one third of its performance. Obviously, the rally hasn't been a broad one, and it has favored growth stocks rather than value stocks.

      As far as the fund is concerned, the major contributors to our underperformance were our heavy weightings in two sectors: tobacco and oil. We believe both sectors will work out well for the fund over the longer term, but both trailed the market considerably in the first half of the fiscal year.

Q     LET'S TALK ABOUT EACH SEPARATELY. FIRST, TOBACCO COMPANIES.

A     Tobacco companies are a very compelling buy right now. Because the settlement package being debated by Congress has been a major source of uncertainty, these companies have lagged in a strong market. But investors have actually discounted the stocks BEYOND the worst-case scenario. For example, Philip Morris, Kraft Foods, Miller Brewing and international tobacco subsidiaries alone are worth at least $48 per share. But because of the concern surrounding Philip Morris' domestic tobacco business, the stock is trading at about $39 per share. In other words, their domestic tobacco operation is being valued at -$9 per share.

      That's the type of opportunity that a contrarian investor looks for: a solid company that is selling for far less than its intrinsic value. With politics, you can never be sure of the timetable, but it's likely that IF a settlement is reached, it won't put tobacco companies out of business, because the government needs tobacco tax revenue to subsidize the federal budget. When a settlement is reached and the uncertainty dissipates, we believe these stocks will shoot out the lights.

PERFORMANCE UPDATE

      Certainly, it's difficult to ignore the pain and watch these stocks languish as the market roars ahead. It would be much easier to buy the stocks that look great based on the expert opinion of the time. But our experience is that the stocks that are treated favorably in the headlines are already fully valued. It's the stocks that are treated negatively that offer the true value. Most people won't buy them because it takes grit and determination to buy stocks when they're hated. But history has shown that these stocks are the best long term performers, and it's that long-term value that we want to deliver to shareholders.

Q     HOW ABOUT OIL?

A     Oil stocks are a bit of a different story, and they haven't underperformed as significantly as tobacco stocks. They're under pressure because oil prices are at an 11-year low, which we believe is unsustainable. So we're being opportunistic and picking up good, solid oil stocks dirt cheap right now, in some cases at half the multiple of the overall market. We're confident that oil prices will bounce back off the floor and, when they do, oil stocks will bounce back, too.

Q     YOU MENTIONED THAT NEGATIVELY TREATED STOCKS ARE WHERE INVESTORS FIND REAL
VALUE. HAS THERE BEEN A SIMILAR SITUATION IN YOUR EXPERIENCE THAT IS REMINISCENT OF TOBACCO AND OIL RIGHT NOW?

A     Probably the closest parallel was banking stocks in the early '90s. The country was in a recession, real estate was getting hammered and investors feared that big money center banks like Citicorp and Chase Manhattan could actually go out of business. That's when we began buying them. We got hurt in 1990, but in subsequent years those stocks performed extremely well. Pharmaceutical stock performance during the Clinton national health plan debate was a similar situation, too -- a politically generated sell-off of high quality companies. These stocks lost half of their value. Then the health care plan died and they rose 3 or 4 fold.

      The difficult part of being a value investor is that you sometimes get in on stocks TOO early. But the rewards are often worth the pain if you can be patient. [see chart below]

Q     FINANCIAL STOCKS REMAIN THE FUND'S LARGEST SECTOR WEIGHTING. HOW HAVE THEY
PERFORMED?

A     Financial stocks have lagged the market a little bit during the first part of 1998, mostly due to investors' concerns over their red-hot performance in recent years, and fears that potentially higher interest rates may rein them in. We think there is still a lot of value in the sector, but we're being more selective. Mergers continue to provide opportunity, but we're concentrating on mergers that make sense. Many of the big ones that make the news don't really offer investors a lot of upside. We're concentrating on regional banks involved in mergers that result in earnings expansion and can provide good long-term results.

Q     AFTER THE FIRST COUPLE OF MONTHS OF THE YEAR, THE MARKET'S RALLY SEEMS TO
HAVE BECOME A BIT UNSTABLE, WITH MORE VOLATILITY AND LESS PROGRESS. WHAT'S YOUR VIEW OF THE MARKET IN THE NEXT FEW MONTHS?

A     We think the volatility is likely to continue, and perhaps intensify. The
Japanese yen is showing a lot of weakness, and that could lead to another round of Asian currency devaluations that could rock the markets again. As I've said before, however, volatility creates opportunity for contrarian investors. The market's short-term irrationality is sure to punish good stocks as well as bad stocks, and that's when we have a chance to add real long-term value for our shareholders.

      As for the fund, we currently intend to maintain our defensive portfolio to help lessen potential downside, and look for inexpensive stocks that may provide powerful gains in the long run.

 CAPITALIZING ON INVESTOR OVERREACTION

-----------------------------------------------------------------------------------------------------
                                                                           CORRESPONDING INCREASE
                                                     PERCENTAGE INCREASE        IN S&P 500*
-----------------------------------------------------------------------------------------------------
    Bank Stocks (9/90-12/97)                               487.12%                205.12%
-----------------------------------------------------------------------------------------------------
    Drug Stocks (3/94-12/97)                               298.06%                107.49%
-----------------------------------------------------------------------------------------------------

Source: Standard and Poor's. The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Bank stocks and drug stocks are represented by the S&P Bank Composite and the S&P Drug Index, respectively, which are unmanaged indices generally representative of stocks in these sectors.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 1998, and on November 30, 1997.

                              [EQUITY BAR GRAPH]

                        KEMPER-DREMAN HIGH RETURN EQUITY FUND    KEMPER-DREMAN HIGH RETURN EQUITY FUND
                                  ON 5/31/98                               ON 11/30/97
FINANCE                             33.2%                                      31.0%

CONSUMER STAPLES                    19.8%                                      26.4%

ENERGY                              17.9%                                      24.1%

HEALTH CARE                          6.8%                                       6.9%

CAPITAL GOODS                        5.2%                                       2.6%

CONSUMER CYCLICALS                   4.6%                                       3.5%

TECHNOLOGY                           4.1%                                       3.9%

COMMUNICATIONS SERVICES              3.8%                                         0%

UTILITIES                            2.8%                                         0%

BASIC MATERIALS                      1.6%                                       1.6%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX+

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on May 31, 1998, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                   [STANDARD & POOR'S COMPARISON BAR GRAPH]

                        KEMPER-DREMAN HIGH RETURN EQUITY FUND     STANDARD & POOR'S 500 STOCK INDEX ON
                                  ON 5/31/98                               ON 5/31/98
FINANCE                             33.2%                                      17.6%

CONSUMER STAPLES                    19.8%                                      15.0%

ENERGY                              17.9%                                       7.7%

HEALTH CARE                          6.8%                                      11.5%

CAPITAL GOODS                        5.2%                                       8.8%

CONSUMER CYCLICALS                   4.8%                                       9.5%

TECHNOLOGY                           4.1%                                      14.5%

COMMUNICATIONS SERVICES              3.8%                                       6.9%

UTILITIES                            2.8%                                       3.0%

BASIC MATERIALS                      1.6%                                       4.4%

+The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
REPRESENTING 39.1 PERCENT OF THE FUND'S TOTAL NET ASSETS ON MAY 31, 1998

--------------------------------------------------------------------------------------------------------
                      HOLDINGS                                                                   PERCENT
--------------------------------------------------------------------------------------------------------

1.          PHILIP MORRIS                 The largest cigarette maker in the U.S. Through its       7.0%
                                          Miller Brewing subsidiary, it is also the country's
                                          second-largest brewer. This company is also a major
                                          branded food producer through its Kraft and General
                                          Foods subsidiaries.

2.          AMOCO                         Engaged in the exploration, development and production    5.2%
                                          of crude oil and natural gas, and in the refining and
                                          marketing of petroleum products and petrochemicals.

3.          ATLANTIC RICHFIELD            Engaged in exploring, developing and producing            4.5%
                                          petroleum which includes petroleum liquids and natural
                                          gas.

4.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae", this is a private      4.1%
            ASSOCIATION                   corporation federally chartered to provide financial
                                          products and services that increase the availability
                                          and affordability of housing to low, moderate and
                                          middle-income Americans.

5.          UST                           Manufactures and sells smokeless tobacco.                 3.9%

6.          RJR NABISCO HOLDINGS          The second largest producer of primarily branded          3.6%
                                          cigarettes sold domestically and internationally.
                                          Through its 81 percent-owned subsidiary, it is the
                                          leading producer of crackers and cookies in the U.S.
                                          market with significant products in various other food
                                          categories both domestically and internationally.

7.          TEXACO                        Engaged in the worldwide exploration for and              3.2%
                                          production, transportation, refining and marketing of
                                          crude oil, natural gas and petroleum products.

8.          FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie Mac", this corporation      3.0%
            CORP.                         provides for the transfer of capital between mortgage
                                          lenders and mortgage security investors, enabling
                                          mortgage lenders to provide a continuous flow of funds
                                          to borrowers.

9.          FIRST CHICAGO NBD             A multi-bank holding company engaged in consumer          2.4%
                                          banking, commercial banking, trust and investment
                                          services, investment management, real estate
                                          operations, lease financing and international banking.

10.         NATIONSBANK                   Provides financial services in nine states and the        2.2%
                                          District of Columbia.


*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--70.6%                                                                      NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------
BANKS--16.8%                                    Banc One Corp.                                1,409,520      $   77,700
                                                Bank of New York Co., Inc.                      321,400          19,645
                                                BankAmerica Corp.                               456,264          37,727
                                                BankBoston Corp.                                344,600          36,312
                                                Bankers Trust New York Corp.                    198,500          24,515
                                                Crestar Financial Corp.                         452,300          25,979
                                                First Chicago NBD Corp.                       1,250,432         109,335
                                                First Union Corp.                             1,426,020          78,877
                                                Fleet Financial Group, Inc.                     794,800          65,174
                                                J.P. Morgan & Co., Inc.                         162,400          20,168
                                                KeyCorp                                       1,673,900          63,504
                                                NationsBank Corp.                             1,304,573          98,821
                                                Norwest Corp.                                   186,800           7,262
                                                PNC Bank Corp.                                1,345,635          77,710
                                                Republic New York Corp.                          13,700           1,760
                                                Wells Fargo & Co.                                 6,200           2,241
                                                ---------------------------------------------------------------------------
                                                                                                                746,730
---------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--1.8%                            AT&T Co.                                      1,286,100          78,291
                                                ---------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--.2%                               Louisiana-Pacific Corp.                         482,700           9,624
                                                ---------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--1.9%                    Dayton Hudson Corp.                             222,800          10,332
                                                Dillard's, Inc.                                  77,800           3,272
                                             (a)Fruit of the Loom, Inc. "A"                     156,600           5,628
                                             (a)Toys "R" Us, Inc.                             2,207,600          58,501
                                                Wal-Mart Stores, Inc.                           158,200           8,731
                                                ---------------------------------------------------------------------------
                                                                                                                 86,464
---------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--15.3%                         Imperial Tobacco Group, ADR                   1,006,150          15,092
                                                Philip Morris Companies, Inc.                 8,279,300         309,439
                                                Quaker Oats Co.                                 184,800          10,661
                                                RJR Nabisco Holdings Corp.                    5,613,700         158,236
                                                UST, Inc.                                     6,480,200         172,535
                                                Universal Corp.                                 190,600           7,160
                                                V.F. Corp.                                      123,000           6,542
                                                ---------------------------------------------------------------------------
                                                                                                                679,665
---------------------------------------------------------------------------------------------------------------------------
ENERGY--17.1%                                   AMOCO Corp.                                   5,511,600         230,454
                                                Atlantic Richfield Co.                        2,498,500         197,069
                                                Columbia Gas System                             974,800          82,249
                                                ENSCO International, Inc.                     1,157,500          29,299
                                             (a)Global Marina Inc.                            1,199,000          26,753
                                             (a)Noble Drilling Corp.                            975,500          28,765
                                                Texaco Inc.                                   2,419,900         139,749
                                                Tidewater Inc.                                  715,000          27,170
                                                ---------------------------------------------------------------------------
                                                                                                                761,508
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--10.6%                       American General Corp.                           77,300      $    5,189
                                                American International Group, Inc.              150,000          18,572
                                                Associates First Capital Corp.                  113,250           8,473
                                                Capital One Finance Corp.                           585          58,430
                                                Federal Home Loan Mortgage Corp.              2,923,900         133,037
                                                Federal National Mortgage Association         3,032,800         181,589
                                                St. Paul Companies, Inc.                        179,200           7,952
                                                Travelers Group, Inc.                         1,000,000          61,000
                                                ---------------------------------------------------------------------------
                                                                                                                474,242
---------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--3.5%                               Columbia/HCA Healthcare Corp.                 2,342,200          76,561
                                             (a)Humana, Inc.                                  1,355,700          42,111
                                             (a)Tenet Healthcare Corp.                          995,400          34,839
                                                ---------------------------------------------------------------------------
                                                                                                                153,511
---------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--2.6%                             General Electric Co.                            293,600          24,479
                                                Hanson PLC, ADR                                     734          21,711
                                             (a)Philips Electronics N.V., ADR                   361,100          34,350
                                                Xerox Corp.                                     338,100          34,740
                                                ---------------------------------------------------------------------------
                                                                                                                115,280
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--.8%                                  Energy Group PLC, ADR                           674,125          37,667
                                                ---------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS--70.6%
                                                (Cost $2,715,463)                                             3,142,982
                                                ---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------
(b)MONEY MARKET                                 Yield--4.71% to 5.57%
INSTRUMENTS--29.4%                              Due--June and July 1998
                                                AMOCO Corp.                                  $   25,000          24,864
                                                American Home Products Corp.                     36,850          36,773
                                                American Honda Financial                         61,185          60,960
                                                Bank of America                                  59,000          58,850
                                                Barton Capital                                   28,588          28,534
                                                CSW Credit                                       50,100          49,921
                                                Ciesco L.P.                                      25,000          24,882
                                                Coca Cola Enterprises, Inc.                      50,000          49,878
                                                Corporate Asset Funding Co.                      27,000          26,901
                                                Duke Energy Corp.                                55,000          54,642
                                                E.I. DuPont de Nemours and Co.                   89,000          88,678
                                                Export Development Corp.                         70,000          69,767
                                                Ford Motor Credit                                42,000          41,734
                                                General Motors Corp.                             35,000          34,966
                                                International Business Machines                  45,000          44,761
                                                National Rural Utilities                         45,000          44,975
                                                Philip Morris Capital                            96,750          96,650
                                                Sheffield Receivables Corp.                      45,000          44,843
                                                Shell Oil                                        61,000          60,857
                                                U.S. Treasury bills                              60,000          59,587
                                                Xerox Credit Corp.                               91,200          91,099
                                                Other                                           212,313         211,705
                                                -----------------------------------------------------------------------
                                                TOTAL MONEY MARKET INSTRUMENTS--29.4%
                                                (Cost $1,305,834)                                             1,305,827
                                                -----------------------------------------------------------------------
                                                TOTAL INVESTMENT PORTFOLIO--100%
                                                (Cost $4,021,297)                                            $4,448,809
                                                -----------------------------------------------------------------------



PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) The Fund has entered into exchange traded S&P 500 Index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $1,211,481,000 of money market instruments. As a result, approximately 98% of the Fund's net assets are effectively invested in equities. (See Note 6 of the Notes to Financial Statements.)

Based on the cost of investments of $4,021,297,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $517,769,000, the gross unrealized depreciation was $90,257,000 and the net unrealized appreciation on investments was $427,512,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
Investments, at value
(Cost $4,021,297)                                               $4,448,809
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  20,516
--------------------------------------------------------------------------
  Dividends                                                          6,466
--------------------------------------------------------------------------
  Interest                                                              21
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,475,812
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             42,204
--------------------------------------------------------------------------
  Fund shares redeemed                                               3,906
--------------------------------------------------------------------------
  Management fee                                                     2,546
--------------------------------------------------------------------------
  Distribution services fee                                          1,417
--------------------------------------------------------------------------
  Administrative services fee                                          894
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             1,761
--------------------------------------------------------------------------
  Directors' fees and other                                            163
--------------------------------------------------------------------------
    Total liabilities                                               52,891
--------------------------------------------------------------------------
NET ASSETS                                                      $4,422,921
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $3,840,829
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     134,646
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         427,512
--------------------------------------------------------------------------
Undistributed net investment income                                 19,934
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $4,422,921
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,098,626 / 60,937 shares outstanding)                          $34.44
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $36.54
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,931,472 / 56,365 shares outstanding)                          $34.27
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($361,046 / 10,529 shares outstanding)                            $34.29
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($31,777 / 922 shares outstanding)                                $34.45
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

Six months ended May 31, 1998 (unaudited)

(IN THOUSANDS)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest                                                      $ 36,985
------------------------------------------------------------------------
  Dividends                                                       32,821
------------------------------------------------------------------------
    Total investment income                                       69,806
------------------------------------------------------------------------
Expenses:
  Management fee                                                  13,144
------------------------------------------------------------------------
  Distribution services fee                                        7,261
------------------------------------------------------------------------
  Administrative services fee                                      4,450
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           5,334
------------------------------------------------------------------------
  Professional fees                                                   53
------------------------------------------------------------------------
  Reports to shareholders                                            326
------------------------------------------------------------------------
  Registration fees                                                  648
------------------------------------------------------------------------
  Directors' fees and other                                           57
------------------------------------------------------------------------
    Total expenses                                                31,273
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             38,533
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                        5,377
------------------------------------------------------------------------
  Net realized gain from futures transactions                    131,035
------------------------------------------------------------------------
    Net realized gain                                            136,412
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            96,629
------------------------------------------------------------------------
Net gain on investments                                          233,041
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $271,574
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS            ELEVEN MONTHS
                                                                  ENDED                   ENDED
                                                                 MAY 31,              NOVEMBER 30,
                                                                   1998                   1997
---------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income                                         $   38,533                 32,716
---------------------------------------------------------------------------------------------------
  Net realized gain                                                136,412                134,870
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             96,629                249,096
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               271,574                416,682
---------------------------------------------------------------------------------------------------
  Distribution from net investment income                          (33,892)               (17,802)
---------------------------------------------------------------------------------------------------
  Distribution from net realized gain                             (135,946)                (3,648)
---------------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (169,838)               (21,450)
---------------------------------------------------------------------------------------------------
Net increase from capital share transactions                     1,389,464              1,798,655
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,491,200              2,193,887
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                                              2,931,721                737,834
---------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$19,934 and $15,293, respectively)                              $4,422,921              2,931,721
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper-Dreman High Return Equity Fund (the Fund) is a separate series of Kemper Value Series, Inc.
                             (KVS) (formerly known as Kemper Value Fund, Inc.), an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio securities which are
                             traded on a U.S. stock exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. KVS has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $13,144,000 for the six months ended May 31, 1998.
                             Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVS has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                    COMMISSIONS
                                                                                                   ALLOWED BY KDI
                                                                            COMMISSIONS     ----------------------------
                                                                          RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                                          ---------------   ------------   -------------
                                        Six months ended May 31, 1998       $1,278,000       11,840,000       108,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                         COMMISSIONS AND
                                                                    DISTRIBUTION FEES   DISTRIBUTION FEES
                                                                        AND CDSC           PAID BY KDI
                                                                     RECEIVED BY KDI        TO FIRMS
                                                                    -----------------   -----------------
                             Six months ended May 31, 1998             $8,299,000           22,257,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVS has an administrative services agreement with KDI. For providing information and administrative services to

NOTES TO FINANCIAL STATEMENTS

                             Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                                   ASF PAID BY KDI
                                                                             ASF PAID BY     ----------------------------
                                                                           THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                                           ---------------   ------------   -------------
                                          Six months ended May 31, 1998       $4,450,000       4,858,000        17,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVS's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under this agreement, KSvC received shareholder services fees of $4,434,000 for the six months ended May 31, 1998.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no payments to its officers and incurred directors' fees of $46,000 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,251,093

                             Proceeds from sales                          13,284

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                 ELEVEN MONTHS ENDED
                                                                   MAY 31, 1998                    NOVEMBER 30, 1997
                                                              ---------------------             -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A               23,188       $  789,568           32,374       $  979,187
                                       --------------------------------------------------------------------------------
                                        Class B               19,131          649,966           31,055          934,233
                                       --------------------------------------------------------------------------------
                                        Class C                4,214          143,194            5,473          164,900
                                       --------------------------------------------------------------------------------
                                        Class I                  353           11,994              952           28,381
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                2,451           80,199              395           12,470
                                       --------------------------------------------------------------------------------
                                        Class B                2,026           65,844              193            6,172
                                       --------------------------------------------------------------------------------
                                        Class C                  304            9,914               26              855
                                       --------------------------------------------------------------------------------
                                        Class I                   53            1,753               14              422
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (6,735)        (229,873)          (6,529)        (201,847)
                                       --------------------------------------------------------------------------------
                                        Class B               (2,981)        (101,785)          (2,981)         (90,730)
                                       --------------------------------------------------------------------------------
                                        Class C                 (598)         (20,442)            (572)         (17,377)
                                       --------------------------------------------------------------------------------
                                        Class I                 (318)         (10,868)            (586)         (18,011)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  775           26,463              469           14,557
                                       --------------------------------------------------------------------------------
                                        Class B                 (779)         (26,463)            (471)         (14,557)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS         $1,389,464                        $1,798,655
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract fluctuates. At May 31, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $59,560,000. The Fund also had liquid assets in excess of the face amount of open futures contracts. At May 31, 1998, the following futures contracts were owned by the Fund.

                                                                 CONTRACT                   EXPIRATION      GAIN AT
                                               TYPE               AMOUNT        POSITION      MONTH         5/31/98
                                       ------------------------------------------------------------------------------
                                       S&P 500 Index          $1,211,481,000    Long        June '98      $11,582,000

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------
                                                                CLASS A
                                           -------------------------------------------------
                                           SIX MONTHS   ELEVEN MONTHS
                                             ENDED          ENDED     YEAR ENDED DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,  ----------------------
                                              1998          1997      1996    1995    1994
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period         $33.52         26.52       21.49   15.11   15.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .38           .54         .39     .26     .25
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      2.44          6.89        5.75    6.76    (.39)
---------------------------------------------------------------------------------------------
Total from investment operations               2.82          7.43        6.14    7.02    (.14)
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .40           .37         .38     .24     .25
---------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.50           .06         .73     .40      --
---------------------------------------------------------------------------------------------
Total dividends                                1.90           .43        1.11     .64     .25
---------------------------------------------------------------------------------------------
Net asset value, end of period               $34.44         33.52       26.52   21.49   15.11
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  8.77%        28.15       28.79   46.86    (.99)
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       1.21%         1.22        1.21    1.25    1.25
---------------------------------------------------------------------------------------------
Net investment income                          2.50%         2.38        2.12    1.55    1.58
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       1.21%         1.22        1.21    1.57    1.39
---------------------------------------------------------------------------------------------
Net investment income                          2.50%         2.38        2.12    1.23    1.44
---------------------------------------------------------------------------------------------

                                           -------------------------------------------------------
                                                                     CLASS B
                                           -------------------------------------------------------
                                           SIX MONTHS   ELEVEN MONTHS       YEAR          SEPT. 11
                                             ENDED          ENDED           ENDED            TO
                                            MAY 31,     NOVEMBER 30,      DEC. 31,        DEC. 31,
                                              1998          1997            1996            1995
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $33.37         26.44           21.47           19.45
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .24           .31             .19             .07
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             2.42          6.84            5.72            2.41
---------------------------------------------------------------------------------------------------------
Total from investment operations               2.66          7.15            5.91            2.48
---------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .26           .16             .21             .06
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.50           .06             .73             .40
---------------------------------------------------------------------------------------------------------
Total dividends                                1.76           .22             .94             .46
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $34.27         33.37           26.44           21.47
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  8.27%        27.10           27.63           12.88
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                       2.09%         2.12            2.20            2.00
---------------------------------------------------------------------------------------------------------
Net investment income                          1.62%         1.48            1.13             .61
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                       2.09%         2.12            2.31            2.35
---------------------------------------------------------------------------------------------------------
Net investment income                          1.62%         1.48            1.02             .26
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------
                                                               CLASS C
                                           -------------------------------------------------
                                           SIX MONTHS   ELEVEN MONTHS     YEAR     SEPT. 11
                                             ENDED          ENDED        ENDED        TO
                                            MAY 31,     NOVEMBER 30,    DEC. 31,   DEC. 31,
                                              1998          1997          1996       1995
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $33.38         26.45        21.48      19.45
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .24           .32          .20        .09
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain             2.43          6.83         5.72       2.41
-------------------------------------------------------------------------------------------
Total from investment operations               2.67          7.15         5.92       2.50
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .26           .16          .22        .07
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.50           .06          .73        .40
-------------------------------------------------------------------------------------------
Total dividends                                1.76           .22          .95        .47
-------------------------------------------------------------------------------------------
Net asset value, end of period               $34.29         33.38        26.45      21.48
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  8.31%        27.10        27.66      12.94
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       2.05%         2.10         2.22       1.95
-------------------------------------------------------------------------------------------
Net investment income                          1.66%         1.50         1.11        .66
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                       2.05%         2.10         2.33       2.30
-------------------------------------------------------------------------------------------
Net investment income                          1.66%         1.50         1.00        .31
-------------------------------------------------------------------------------------------

                                           ------------------------------------------------
                                                               CLASS I
                                           ------------------------------------------------
                                           SIX MONTHS   ELEVEN MONTHS     YEAR      NOV. 1
                                             ENDED          ENDED        ENDED        TO
                                            MAY 31,     NOVEMBER 30,    DEC. 31,   DEC. 31,
                                              1998          1997          1996       1995
                                                               CLASS I
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period         $33.51         26.49        21.51      19.90
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .49           .75          .54        .04
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain             2.42          6.81         5.70       2.03
-------------------------------------------------------------------------------------------
Total from investment operations               2.91          7.56         6.24       2.07
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .47           .48          .53        .06
-------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.50           .06          .73        .40
-------------------------------------------------------------------------------------------
Total dividends                                1.97           .54         1.26        .46
-------------------------------------------------------------------------------------------
Net asset value, end of period               $34.45         33.51        26.49      21.51
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  9.03%        28.71        29.36      10.47
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                        .82%          .83          .88        .47
-------------------------------------------------------------------------------------------
Net investment income                          2.89%         2.77         2.45       1.99
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                        .82%          .83          .88        .85
-------------------------------------------------------------------------------------------
Net investment income                          2.89%         2.77         2.45       1.61
-------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


[CAPTION]

-----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------
                                           SIX MONTHS   ELEVEN MONTHS
                                             ENDED          ENDED          YEAR ENDED DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,    -----------------------------
                                              1998          1997         1996      1995     1994
-----------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $4,422,921     2,931,721     737,834   98,196   35,005
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                1%            5          10       18       12
-----------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. The investment manager waived a portion of its management fee and absorbed certain operating expenses of the Fund through the period ended December 31, 1996. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Shareholders of Kemper-Dreman High Return Equity Fund (KDHRF), one of three series of Kemper Value Fund, Inc., shareholders were asked to vote on six separate issues: election of the eight members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/ feeder fund structure, approval of a new sub-advisory agreement with Dreman Value Management, L.L.C. and approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. for Class B shares and Class C shares. All three series of Kemper Value Fund, Inc. voted in the aggregate for election of Trustees and selection of auditors and separately for the other items, with the Class B and Class C shareholders voting separately for the new Rule 12b-1 distribution plan. The following are the results for each issue:

1) Election of Trustees

                              For       Withheld

   James E. Atkins         75,383,520   1,019,732
   Arthur R. Gottschalk    75,374,970   1,028,281
   Frederick T. Kelsey     75,381,005   1,022,247
   Daniel Pierce           75,379,579   1,023,673
   Fred B. Renwick         75,413,453   989,799
   John B. Tingleff        75,398,856   1,004,396
   Edmond D. Villani       75,368,163   1,035,088
   John B. Weithers        75,411,770   991,482

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year (all series).

                       For      Against    Abstain
                    74,654,361  520,089   1,228,802

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc. (KDHRF).

                       For      Against    Abstain
                    41,430,196  588,350   1,046,011

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure (KDHRF).

                       For       Against     Abstain
                    32,901,192  1,497,123   2,733,492

5) Approval of a new sub-advisory agreement with Dreman Value Management, L.L.C. (KDHRF).

                       For      Against    Abstain
                    41,332,190  572,434   1,159,934

6) Approval of a new rule 12b-1 distribution plan with Kemper Distributors, Inc. (KDHRF).

                                                     Broker
                        For     Against   Abstain   Non-Votes
   Class B          17,789,625  308,995   610,468   1,157,395
   Class C           2,813,648   59,262    90,795    238,669

NOTES

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                       OFFICERS

DANIEL PIERCE                   MARK S. CASADY               ANN M. MCCREARY
Chairman and Director           President                    Vice President

JAMES E. AKINS                  PHILIP J. COLLORA            KATHRYN L. QUIRK
Director                        Vice President and           Vice President
                                Secretary
ARTHUR R. GOTTSCHALK                                         THOMAS F. SASSI
Director                        JOHN R. HEBBLE               Vice President
                                Treasurer
FREDERICK T. KELSEY                                          STEVEN T. STOKES
Director                        THOMAS H. FORESTER           Vice President
                                Vice President
FRED B. RENWICK                                              LINDA J. WONDRACK
Director                        FREDERICK L. GASKIN          Vice President
                                Vice President
JOHN B. TINGLEFF                                             MAUREEN E. KANE
Director                        JERARD K. HARTMAN            Assistant Secretary
                                Vice President
EDMOND D. VILLANI                                            CAROLINE PEARSON
Director                        THOMAS W. LITTAUER           Assistant Secretary
                                Vice President
JOHN G. WEITHERS                                             ELIZABETH C. WERTH
Director                                                     Assistant Secretary

------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419557
                                      Kansas City, MO 64141
------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT          INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania
                                      Kansas City, MO 64105
------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.
KDHRF - 3 (7/98) 1050270